UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

      Date of Report (date of earliest event reported): September 13, 2012

                           VANGUARD ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

        Colorado                    333-174194                  27-2888719
----------------------------      -------------------     ---------------------
 (State or other jurisdiction    (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)


                         1330 Post Oak Blvd., Suite 1600
                              Houston, Texas 77056
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (713) 627-2500

                                       N/A
                             ---------------------
          (Former name or former address if changed since last report)
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Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     The annual meeting of Vanguard's shareholders was held on September 13, 2012. At the meeting the following persons were elected as directors for the upcoming year:

                Name                  Votes For       Votes Withheld
                ----                  ---------       --------------

            R. Gerald Bailey         4,591,551           200
            Warren Dillard           4,591,551           200
            John Barton              4,591,551           200
            Steven Powers            4,591,551           200
            Rick Wilber              4,591,551           200

     In addition, a proposal to ratify the appointment of Briggs & Veselka Co. as Vanguard's independent registered public accounting firm for the fiscal year ending September 30, 2012 was approved by shareholders holding 9,552,724 votes with shareholders owning 200 shares not voting.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September  18, 2012             VANGUARD ENERGY CORPORATION


                                      By: /s/ Warren M. Dillard
                                          ------------------------------------
                                          Warren M. Dillard, Chief Executive
                                          Officer

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